UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – January 9, 2006

TRIAD HOSPITALS, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-14695	75-2816101
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5800 Tennyson Parkway Plano, Texas	75024 (Zip Code)
(Address of Principal Executive Offices)

(214) 473-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

On January 9, 2006, Triad Hospitals, Inc. (the “Company”) issued a press release announcing, among other things, certain preliminary unaudited financial results for the three months and fiscal year ended December 31, 2005. The Company also announced earnings guidance for the fiscal year ending December 31, 2006. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release issued by Triad Hospitals, Inc. on January 9, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Triad Hospitals, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIAD HOSPITALS, INC.

By:	/S/ REBECCA HURLEY
Rebecca Hurley
Senior Vice President
and General Counsel

Date: January 9, 2006

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by Triad Hospitals, Inc. on January 9, 2006.